UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ____________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                December 27, 2004
                                -----------------


                           America Service Group Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   0-23340                   51-0332317
          --------                   -------                   ----------
(State or other jurisdiction       (Commission               (IRS Employer
      of incorporation             File Number)           Identification Number)



      105 Westpark Drive, Suite 200, Brentwood, Tennessee         37027
      ---------------------------------------------------         -----
           (Address of principal executive offices)             (Zip Code)



       Registrant's telephone number, including area code: (615) 373-3100
                                                           --------------


                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure

               On December 27, 2004, America Service Group Inc. (the "Company") issued a press release announcing that its subsidiary, Prison Health Services, Inc. (PHS), had finalized its new contract with the New York City Department of Health and Mental Hygiene to provide comprehensive medical, mental health, dental and ancillary services to inmates in the custody of the New York City Department of Correction. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.     Financial Statements and Exhibits.

               (c)     Exhibits.

                       99.1    Press Release dated December 27, 2004.

                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             AMERICA SERVICE GROUP INC.



Date: December 27, 2004                      By: /s/ Michael Taylor
                                                 -------------------------------
                                                 Michael Taylor
                                                 Senior Vice President and Chief
                                                 Financial Officer



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                                  EXHIBIT INDEX

Exhibit
Number         Description of Exhibits
-------        -----------------------

 99.1          Press release dated December 27, 2004, issued by America Service
               Group Inc.